LORD ABBETT RESEARCH FUND, INC.

Lord Abbett Dividend Growth Fund

(formerly known as "Lord Abbett Calibrated Dividend Growth Fund")

Supplement dated August 11, 2020 to the

Summary Prospectus dated Apri1 1, 2020

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 10 of the summary prospectus:

Portfolio Managers/Title	Member of the Investment Management Team Since
Walter H. Prahl, Partner and Director*	2013
Marc Pavese, Partner and Portfolio Manager	2012
Darnell C. Azeez, Portfolio Manager	2019
Jeffrey Rabinowitz, Portfolio Manager	2020
Servesh Tiwari, Portfolio Manager	2019

*Effective December 31, 2020, Mr. Prahl will retire from Lord Abbett and will no longer serve as a portfolio manager of the Fund.

Please retain this document for your future reference.